Confidential Treatment Requested

               AMENDMENT TO FABCO FOUNDRY CAPACITY AGREEMENT

        This Amendment to Foundry Capacity Agreement ("Amendment II") is entered into as of July 3, 1996 (the "Effective Date") by and amongst United Semiconductor Corporation, a Taiwan corporation having its principal place of business at No. 3 Li-Hsin Road, Science-Based Industrial Park, Hsin Chu City, Taiwan, R.O.C. ("USC"), United Microelectronics Corporation, a Taiwan corporation having its principal place of business at No. 13, Innovation Road 1, Science-Based Industrial Park, Hsin Chu City, Taiwan, R.O.C. ("UMC"), S3
Incorporated, a Delaware corporation having a place of business at 2770 San Tomas Expressway, Santa Clara, California, 95052, U.S.A. ("S3") and Alliance Semiconductor Corporation, a Delaware corporation having a place of business at 3099 North First Street, San Jose, California, 95134, U.S.A. ("Alliance").

         By this Amendment II, S3, Alliance, UMC and USC agree to amend the minimum investment percentages that S3 and/or Alliance must maintain to retain its respective rights to first refusal for FabCo Production Capacity pursuant to the Foundry Capacity Agreement. Except as expressly amended below, the terms of the Foundry Capacity Agreement remain in full force and effect.

1.       Definitions.

         1.1 "Foundry Capacity Agreement" means the agreement having such title as entered into by and between UMC, S3 and Alliance in connection with the business of FabCo, dated July 8, 1995 as amended by the parties as of October 31, 1995.

         1.2 "FabCo" is the name which was given to the entity now known as USC under the Foundry Capacity Agreement.

         1.3 All definitions of the Foundry Capacity Agreement are hereby incorporated by reference.

2.       Amendment.

         2.1 Alliance, S3, UMC (the "Venturers") and USC agree to amend the Foundry Capacity Agreement to modify the minimum investment percentages that S3 and/or Alliance must maintain to retain its respective rights to first refusal for FabCo Production Capacity pursuant to the Foundry Capacity Agreement.

         2.2 Accordingly, Paragraph 2.1 of the Foundry Capacity Agreement is amended to state as follows:

"2.1 Subject to the terms of this Foundry Capacity Agreement, and upon payment of the Second Installment under Paragraph 1.3 of the Stock Purchase Agreement, and, in the case of S3, for so long as S3 holds a minimum [CONFIDENTIAL MATERIAL DELETED*] ownership of FabCo, and in the case of Alliance, for so long as Alliance holds a minimum of [CONFIDENTIAL MATERIAL DELETED*] ownership of FabCo, such Venturer will have the right of first refusal for FabCo Production Capacity in an amount up to the maximum respective percentages shown in the table below (each a "Production Capacity Percentage"):

  Venturer                                Production Capacity Percentage
  --------                                ------------------------------
  Alliance                                25%
  S3                                      31.25%

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*Confidential  treatment  requested  for  deleted  material.  All  such  deleted material has been filed separately with the Commission pursuant to Rule 24b-2 promulgated under the Exchange Act.


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

Provided, however, that during any period when S3's total FabCo shareholding falls below [CONFIDENTIAL MATERIAL DELETED*] of the total outstanding FabCo Shares and/or Alliance's total FabCo shareholding falls below [CONFIDENTIAL MATERIAL DELETED*] of the total outstanding FabCo Shares, such Venturer's Production Capacity Percentage shall instead be equal to [CONFIDENTIAL MATERIAL DELETED*] multiplied by the percentage of the then total outstanding shares of FabCo then held by such Venturer."

         ACCORDINGLY, each party to this Amendment II represents and warrants that the representatives signing on their respective behalf is authorized to enter into this Amendment II and to bind that party to its terms.


ALLIANCE SEMICONDUCTOR                      S3 INCORPORATED
CORPORATION

/s/ N. D. Reddy                             /s/ Terry Holdt
---------------                             ---------------

UNITED MICROELECTRONICS                     UNITED SEMICONDUCTOR
CORPORATION                                 CORPORATION (formerly, "FabCo")

/s/ John Hsuan                              /s/ Ing Dar Liu
--------------                              ---------------

* Confidential treatment requested for deleted material. All such deleted material has been filed separately with the Commission pursuant to Rule 24b-2 promulgated under the Exchange Act.



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